CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 54 to Registration Statement No. 33-57340 on Form N-1A of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) of our report dated February 26, 2010, relating only to the financial statements and financial highlights of the following portfolio of Morgan Stanley Select Dimensions Investment Series: Equally-Weighted S&P 500 Portfolio, which reference appears in the audited financial statements dated December 31, 2010 of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) that are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement.
We also consent to the reference to us as “the auditor to the predecessor fund” under the caption “Financial Highlights” in each respective Prospectus of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (Series I shares) and Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (Series II shares), which are part of such Registration Statement.
/s/ Deloitte & Touche LLP
New York, New York
April 26, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 54 to Registration Statement No. 33-57340 on Form N-1A of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) of our report dated February 26, 2010, relating only to the financial statements and financial highlights of the following portfolios of Morgan Stanley Variable Investment Series: High Yield Portfolio, Dividend Growth Portfolio, and S&P 500 Index Portfolio, which reference appears in the audited financial statements dated December 31, 2010 of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) that are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement.
We also consent to the references to us as “auditor to the predecessor fund” under the captions “Financial Highlights” in each respective Prospectus of Invesco V.I. Dividend Growth Fund (Series I shares), Invesco V.I. Dividend Growth Fund (Series II shares), Invesco V.I. High Yield Securities Fund (Series I shares), Invesco V.I. High Yield Securities Fund (Series II shares), Invesco V.I. S&P 500 Index Fund (Series I shares) and Invesco V.I. S&P 500 Index Fund (Series II shares), which are part of such Registration Statement.
/s/ Deloitte & Touche LLP
New York, New York
April 26, 2011